                                                                   Exhibit 10.19


                                TABLE OF CONTENTS


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
1.       LEASE OF PREMISES........................................................................................1

2.       DEFINITIONS..............................................................................................1

3.       EXHIBITS AND ADDENDA.....................................................................................3

4.       DELIVERY OF POSSESSION...................................................................................3

5.       INTENDED USE OF THE PREMISES.............................................................................3

6.       RENT.....................................................................................................3
         6.1.     PAYMENT OF RENT.................................................................................3
         6.2.     ADJUSTED BASE RENT..............................................................................3
         6.3.     ADDITIONAL RENT FOR INCREASES IN TAX COSTS AND OPERATING EXPENSES...............................4
         6.4.     DEFINITION OF RENT..............................................................................6
         6.5.     TAXES ON TENANT'S USE AND OCCUPANCY.............................................................6

7.       LATE CHARGES.............................................................................................6

8.       SECURITY DEPOSIT.........................................................................................6

9.       TENANT'S USE OF THE PREMISES.............................................................................7
         9.1.     USE.............................................................................................7
         9.2.     OBSERVANCE OF LAW...............................................................................7
         9.3.     INSURANCE.......................................................................................7
         9.4.     NUISANCE AND WASTE..............................................................................8
         9.5.     LOAD AND EQUIPMENT LIMITS.......................................................................8
         9.6.     HAZARDOUS MATERIAL..............................................................................8

10.      SERVICES AND UTILITIES...................................................................................8

11.      REPAIRS AND MAINTENANCE..................................................................................9
         11.1.    LANDLORD'S OBLIGATIONS..........................................................................9
         11.2.    TENANT'S OBLIGATIONS............................................................................9
         11.3.    COMPLIANCE WITH LAW............................................................................10
         11.4.    NOTICE OF DEFECT...............................................................................10
         11.5.    LANDLORD'S LIABILITY...........................................................................10

12.      CONSTRUCTION, ALTERATIONS AND ADDITIONS.................................................................10
         12.1.    LANDLORD'S CONSTRUCTION OBLIGATIONS............................................................10
         12.2.    TENANT'S CONSTRUCTION OBLIGATIONS..............................................................10
         12.3.    TENANT'S ALTERATIONS AND ADDITIONS.............................................................10
         12.4.    PAYMENT........................................................................................11
         12.5.    PROPERTY OF LANDLORD...........................................................................11

13.      LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY...............................................................11
         13.1.    LEASEHOLD IMPROVEMENTS.........................................................................11
         13.2.    TENANT'S PROPERTY..............................................................................11

14.      INDEMNIFICATION.........................................................................................11
         14.1.    TENANT INDEMNIFICATION.........................................................................11
         14.2.    LANDLORD NOT LIABLE............................................................................11

15.      TENANT'S INSURANCE......................................................................................12
         15.1.    INSURANCE REQUIREMENT..........................................................................12
         15.2.    MINIMUM SCOPE OF COVERAGE......................................................................12
         15.3.    MINIMUM LIMITS OF INSURANCE....................................................................13
         15.4.    DEDUCTIBLE AND SELF-INSURED RETENTION..........................................................13
         15.5.    INCREASES IN INSURANCE POLICY LIMITS...........................................................13
         15.6.    WAIVER OF SUBROGATION..........................................................................13
         15.7.    LANDLORD'S RIGHT TO OBTAIN INSURANCE FOR TENANT................................................13

16.      DAMAGE OR DESTRUCTION...................................................................................13
         16.1.    DAMAGE.........................................................................................13
         16.2.    REPAIR OF PREMISES IN EXCESS OF ONE HUNDRED EIGHTY DAYS........................................13
         16.3.    REPAIR OUTSIDE PREMISES........................................................................14
         16.4.    TENANT REPAIR..................................................................................14
         16.5.    ELECTION NOT TO PERFORM LANDLORD'S WORK........................................................14
         16.6.    EXPRESS AGREEMENT..............................................................................14

17.      EMINENT DOMAIN..........................................................................................14
         17.1.    WHOLE TAKING...................................................................................14
         17.2.    PARTIAL TAKING.................................................................................14
         17.3.    PROCEEDS.......................................................................................14
         17.4.    LANDLORD'S RESTORATION.........................................................................14


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
18.      ASSIGNMENT AND SUBLETTING...............................................................................15
         18.1.    NO ASSIGNMENT OR SUBLETTING....................................................................15
         18.2.    LANDLORD'S CONSENT.............................................................................15
         18.3.    TENANT REMAINS RESPONSIBLE.....................................................................16
         18.4.    CONVERSION TO A LIMITED LIABILITY ENTITY.......................................................16
         18.5.    PAYMENT OF FEES................................................................................16

19.      DEFAULT.................................................................................................16
         19.1.    TENANT'S DEFAULT...............................................................................16
         19.2.    LANDLORD REMEDIES..............................................................................17
         19.3.    DAMAGES RECOVERABLE............................................................................18
         19.4.    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT......................................................18
         19.5.    LANDLORD'S DEFAULT.............................................................................18
         19.6.    MORTGAGEE PROTECTION...........................................................................18
         19.7.    TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT......................................................18

20.      WAIVER..................................................................................................18

21.      SUBORDINATION AND ATTORNMENT............................................................................19

22.      TENANT ESTOPPEL CERTIFICATES............................................................................19
         22.1.    LANDLORD REQUEST FOR ESTOPPEL CERTIFICATE......................................................19
         22.2.    FAILURE TO EXECUTE.............................................................................19

23.      NOTICE..................................................................................................19

24.      TRANSFER OF LANDLORD'S INTEREST.........................................................................20

25.      SURRENDER OF PREMISES...................................................................................20
         25.1.    CLEAN AND SAME CONDITION.......................................................................20
         25.2.    FAILURE TO DELIVER POSSESSION..................................................................20
         25.3.    PROPERTY ABANDONED.............................................................................20

26.      HOLDING OVER............................................................................................20

27.      RULES AND REGULATIONS...................................................................................20

28.      CERTAIN RIGHTS RESERVED BY LANDLORD.....................................................................21

29.      ADVERTISEMENTS AND SIGNS................................................................................21

30.      RELOCATION OF PREMISES..................................................................................21

31.      GOVERNMENT ENERGY OR UTILITY CONTROLS...................................................................21

32.      FORCE MAJEURE...........................................................................................22

33.      BROKERAGE FEES..........................................................................................22

34.      QUIET ENJOYMENT.........................................................................................22

35.      TELECOMMUNICATIONS......................................................................................22
         35.1.    TELECOMMUNICATIONS COMPANIES...................................................................22
         35.2.    TENANT'S OBLIGATIONS...........................................................................22
         35.3.    LANDLORD'S CONSENT.............................................................................23
         35.4.    INDEMNIFICATION................................................................................23
         35.5.    LANDLORD'S OPERATION OF BUILDING TELECOMMUNICATIONS LINES AND SYSTEMS..........................23

36.      MISCELLANEOUS...........................................................................................23
         36.1.    ACCORD AND SATISFACTION; ALLOCATION OF PAYMENTS................................................23
         36.2.    ADDENDA........................................................................................23
         36.3.    ATTORNEY'S FEES................................................................................24
         36.4.    CAPTIONS AND SECTION NUMBERS...................................................................24
         36.5.    CHANGES REQUESTED BY LENDER....................................................................24
         36.6.    CHOICE OF LAW..................................................................................24
         36.7.    CONSENT........................................................................................24
         36.8.    AUTHORITY......................................................................................24
         36.9.    WAIVER OF RIGHT TO JURY TRIAL..................................................................24
         36.10.   COUNTERPARTS...................................................................................24
         36.11.   EXECUTION OF LEASE; NO OPTION..................................................................24
         36.12.   FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS...................................24
         36.13.   FURTHER ASSURANCES.............................................................................24
         36.14.   PRIOR AGREEMENTS; AMENDMENTS...................................................................24
         36.15.   RECORDING......................................................................................25
         36.16.   SEVERABILITY...................................................................................25
         36.17.   SUCCESSORS AND ASSIGNS.........................................................................25
         36.18.   TIME OF THE ESSENCE............................................................................25

                                      LEASE

This lease (the Lease) between Glenborough Fund V, Limited Partnership, a Delaware limited partnership (herein Landlord), and Redstone Communications, Inc., a Delaware Corporation (herein Tenant), is dated for reference purposes only as of this 17th day of February, 1999.

1.   LEASE OF PREMISES.

In consideration of the Rent (as defined in Section 6.) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A", and further described in Section 2.13. The Premises are located within the Building and Project (as described in Sections 2.13. and 2.14.). Tenant shall have the nonexclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use the Common Area (as defined in Section 2.5.).

2.   DEFINITIONS.

As used in this Lease the following terms shall have the following meanings:

     2.1. [INTENTIONALLY DELETED]

     2.2. ANNUAL BASE RENT:
              $ 641,472  beginning  April 1, 1999  ending  March 31, 2000
              $ 661,518  beginning  April 1, 2000  ending  March 31, 2001
              $ 681,564  beginning  April 1, 2001  ending  March 31, 2002
              $ 701,610  beginning  April 1, 2002  ending  March 31, 2003
              $ 721,656  beginning  April 1, 2003  ending  March 31, 2004

2.3. BASE YEAR (Section 6.3.): Operating Expenses Calendar Year 1999 Real Estate Taxes Fiscal Year 1999.

2.4. COMMENCEMENT DATE: April 1, 1999. If the Commencement Date is other than the first day of a month, then the Expiration Date of the Lease shall be extended to the last day of the month in which the Lease expires.

2.5. COMMON AREA: The building lobbies, common corridors and hallways, rest rooms, parking areas and other generally understood public or common areas.

2.6. EXPIRATION DATE: March 31, 2004, unless otherwise sooner terminated in accordance with the provisions of this Lease.

2.7. [INTENTIONALLY DELETED]

2.8. LANDLORD'S ADDRESS FOR NOTICE:

          Glenborough Properties, L.P.
          c/o Glenborough Realty Trust Incorporated
          400 South El Camino Real, Suite 1100
          San Mateo, CA 94402-1708
          Attn: Legal Department

     RENT PAYMENT ADDRESS:

          Glenborough Fund V, L.P.
          c/o Glenborough Realty Trust, Inc.
          300 Nickerson Road
          Marlborough, MA  01752

     TENANT'S MAILING ADDRESS:

          Redstone Communications, Inc.
          5 Carlisle Road
          Westford, MA 01886


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2.9.  LISTING AND LEASING AGENT(S): Boston Real Estate Partners

2.10. MONTHLY INSTALLMENTS OF BASE RENT:

         $ 53,456.00  beginning  April 1, 1999  ending  March 31, 2000
         $ 55,126.50  beginning  April 1, 2000  ending  March 31, 2001
         $ 56,797.00  beginning  April 1, 2001  ending  March 31, 2002
         $ 58,467.50  beginning  April 1, 2002  ending  March 31, 2003
         $ 60,138.00  beginning  April 1, 2003  ending  March 31, 2004

2.11. NOTICE: Except as otherwise provided herein, Notice shall mean any notices, approvals and demands permitted or required to be given under this Lease. Notice shall be given in the form and manner set forth in
      Section 23.

2.12. PARKING: Tenant shall be entitled to the nonexclusive use of 122 parking spaces. The charge for parking shall be 0 per month per parking space. Landlord may permit Tenant to rent additional spaces, if available, at the then current parking rate. Each such additional parking space, however, shall not be a part of this Lease, and Landlord reserves the right to adjust the parking rate for each additional parking space at any time and to terminate the rental of such additional parking spaces at any time.

2.13. PREMISES: That portion of the 1st floor(s) of the Building located at ________________________________________________________, commonly referred to as Suite(s) 1E-01 & 1W-01, as shown by diagonal lines on Exhibit "A." For purposes of this Lease, the Premises is deemed to contain approximately 40,092 square feet of Rentable Area.

2.14. PROJECT: The building of which the Premises are a part (the Building) and any other buildings or improvements on the real property (the Property) located at 5 Carlisle Road, Westford, MA 01886 and further described in Exhibit "B". The Project is commonly known as Phase I, Westford Corporate Center.

2.15. RENTABLE AREA: As to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project.

2.16. SECURITY DEPOSIT (Section 8.): $160,368.00.

2.17. STATE: The State of Massachusetts.

2.18. [INTENTIONALLY DELETED]

2.19. TENANT'S PROPORTIONATE SHARE: 49.11%. Such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of 1 Building(s), and, for purposes of this Lease, the Building(s) are deemed to contain approximately 81,615 square feet of Rentable Area.

2.20. TENANT'S USE (Section 9.): General Office and Light Manufacturing for Telecommunications Equipment.

2.21. TERM: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date.


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


3.   EXHIBITS AND ADDENDA.

The exhibits and addenda listed below (unless lined out) are attached hereto and incorporated by reference in this Lease:

     3.1  Exhibit A - Floor Plan showing the Premises.
     3.2  Exhibit B - Site Plan of the Project.
     3.3  Exhibit C - Building Standard Tenant Improvements.
     3.4  Exhibit D - Work Letter and Drawings.
     3.5  Exhibit E - Rules and Regulations.
     3.6 Addenda: Attached hereto and made a part of this Lease by reference are Sections 37-41.

4.   DELIVERY OF POSSESSION.

If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, and such failure is not caused by an act or omission of Tenant, the Expiration Date shall be extended by the number of days the Commencement Date has been delayed and the validity of this Lease shall not be impaired nor shall Landlord be subject to any liability for such failure; but Rent shall be abated until delivery of possession. Provided, however, if the Commencement Date has been delayed by an act or omission of Tenant then Rent shall not be abated until delivery of possession and the Expiration Date shall not be extended. Delivery of possession shall be deemed to occur on the earlier of the date Landlord receives a Certificate of Occupancy or upon substantial completion of the Premises (as certified by Landlord's architect). If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including, without limitation, the payment of Rent (unless otherwise agreed in writing).

Within ten (10) days of delivery of possession Landlord shall deliver to Tenant and Tenant shall execute an Acceptance of Premises in which Tenant shall certify, among other things, that (a) Landlord has satisfactorily completed Landlord's Work to the Premises pursuant to Exhibit "D", unless written exception is set forth thereon, and (b) that Tenant accepts the Premises. Tenant's failure to execute and deliver the Acceptance of Premises shall be conclusive evidence, as against Tenant, that Landlord has satisfactorily completed Landlord's Work to the Promises pursuant to Exhibit "D".

In the event Tenant falls to take possession of the Premises following execution of this Lease, Tenant shall reimburse Landlord promptly upon demand for all costs incurred by Landlord in connection with entering into this Lease including, but not limited to, broker fees and commissions, sums paid for the preparation of a floor and/or space plan for the Premises, costs incurred in performing Landlord's Work pursuant to Exhibit "D", loss of rental income, attorneys' fees and costs, and any other damages for breach of this Lease established by Landlord.

5.   INTENDED USE OF THE PREMISES.

The statement in this Lease of the nature of the business to be conducted by Tenant in the Premises does not constitute a representation or guaranty by Landlord as to the present or future suitability of the Premises for the conduct of such business in the Premises, or that it is lawful or permissible under the certificate of occupancy issued for the Building, or is otherwise permitted by law. Tenant's taking possession of the Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was taken, the Premises were satisfactory for Tenant's intended use.

6.   RENT.

     6.1. PAYMENT OF RENT. Tenant shall pay Rent for the Premises. Monthly Installments of Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, Rent for the partial month shall be prorated based on the number of days in that month. Rent shall be paid to Landlord at the Rent Payment Address set forth in Section 2.7. or to such other person at such place as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States or America. Tenant shall pay Landlord the first Monthly Installment of Base Rent upon execution of this Lease.

     6.2.  [INTENTIONALLY DELETED]
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


     6.3. ADDITIONAL RENT FOR INCREASES IN TAX COSTS AND OPERATING EXPENSES. If, in any calendar year during the Term of this Lease, Landlord's Tax Costs and Operating Expenses (as hereinafter defined) for the Project (hereinafter sometimes together referred to as Direct Costs) shall be higher than in the Base Year specified in Section 2.3., Additional Rent for such Direct Costs payable hereunder shall be increased by an amount equal to Tenant's Proportionate Share of the difference between Landlord's actual Direct Costs for such calendar year and the actual Direct Costs of the Base Year. However, if during any calendar year of the Term the occupancy of the Project is less than ninety-five percent (95%), then Landlord shall make an appropriate adjustment of the variable components of Operating Expenses, as reasonably determined by Landlord, to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied during that calendar year. This estimated amount shall be deemed the amount of Operating Expenses for that calendar year. For purposes hereof, "variable components" shall include only those Operating Expenses that are affected by variations in occupancy levels.

          6.3.1. DEFINITIONS. As used in this Section 6.3, the following terms shall have the following meanings:

               6.3.1.1. Tax Costs shall mean any and all real estate taxes, other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges (but in no event Landlord's income or excise taxes) assessed, levied, imposed or becoming a lien upon part or all of inheritance, estate, succession, transfer, gift, franchise, the Project or the appurtenances thereto, or attributable thereto, or on the rents, issues, profits or income received or derived therefrom which may be imposed, levied, assessed or charged by the United States or the state, county or city in which the Project is located, or any other local government authority or agency or political subdivision thereof. Tax Costs for each tax year shall be apportioned to determine the Tax Costs for the subject calendar years.

                       Landlord, at Landlord's reasonable discretion, may contest any taxes levied or assessed against the Building or Project during the Term. If Landlord contests any taxes levied or assessed during the Term, Tenant shall pay Landlord Tenant's Proportionate Share of all costs incurred by Landlord in connection with the contest.

               6.3.1.2. Operating Expenses shall mean any and all reasonable expenses incurred by Landlord in connection with the management, maintenance, operation, and repair of the Project, the equipment, adjacent walks, Common Area, parking areas, the roof, landscaped areas, including, but not limited to, salaries, wages, benefits, pension payments, payroll taxes, worker's compensation, and other costs related to employees at or below the level of Senior Property Manager who are engaged in the management, operation, maintenance and/or repair of the Project; and any and all assessments or costs incurred with respect to Covenants, Conditions and/or Restrictions, Reciprocal Easement Agreements or similar documents affecting the Building or Project, if any; the cost of all charges to Landlord for electricity, natural gas, air conditioning, steam, water, and other utilities furnished to the Project including any taxes thereon; reasonable attorneys' fees and/or consultant fees incurred by Landlord in contracting with a company or companies to provide electricity (or any other utility) to the Project, any fees for the installation, maintenance, repair or removal of related equipment, and any exit fees or stranded cost charges mandated by the State; the cost and expense for third-party consultants, accountants and attorneys; a management fee not to exceed the range of management fees customarily paid or charged by Landlords of comparable buildings in the vicinity of the Building; energy studies and the amortized cost of any energy or other cost saving equipment used by Landlord to provide services pursuant to the terms of the Lease (including the amortized cost to upgrade the efficiency or capacity of Building telecommunication lines and systems if responsibility therefor is assumed by Landlord as discussed in
          Section 35. hereof); reasonable reserves for replacements as may be customary in the geographic area in which the Project is located; the cost of license fees related to the Project; the cost of all charges for property (all risk), liability, rent loss and all other insurance for the Project to the extent that such insurance is required to be carried by Landlord under any lease, mortgage or deed of trust covering the whole or a substantial part of the Project or the Building, or, if not required under any such lease, mortgage or deed of trust, then to the extent such insurance is carried by owners of properties comparable to the Project; the cost of all building and cleaning supplies and materials; the cost of all charges for security services, cleaning, maintenance and service contracts and other services with independent contractors, including but not limited to the maintenance, operation and repair of all electrical, plumbing and mechanical systems of the Project and maintenance, repair and replacement of any intrabuilding cabling


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


          network (ICN), if any; and the cost of any janitorial, utility or other services to be provided by Landlord.

               Notwithstanding the foregoing, the following shall not be included within Operating Expenses: (i) costs of capital improvements (except any improvements that might be deemed "capital improvements" related to the enhancement or upgrade of the ICN and related equipment) and costs of curing design or construction defects; (ii) depreciation; (iii) interest and principal payments on mortgages and other debt costs and ground lease payments, if any, and any penalties assessed as a result of Landlord's late payments of such amounts; (iv) real estate broker leasing commissions or compensation; (v) any cost or expenditure (or portion thereof) for which Landlord is reimbursed whether by insurance proceeds or otherwise; (vi) attorneys' fees, consultants costs, disbursements, advertising and marketing and other expenses incurred in connection with the negotiation of leases with prospective tenants of the Building; (vii) rent for space which is not actually used by Landlord in connection with the management and operation of the Building; (viii) all costs or expenses (including fines, penalties and legal fees) incurred due to the violation by Landlord, its employees, agents, contractors or assigns of the terms and conditions of the Lease, or any valid, applicable building code, governmental rule, regulation or law; (ix) except for the referenced management compensation, any overhead or profit increments to any subsidiary or affiliate of Landlord for services on or to the Building, to the extent that the costs of such services exceed competitive costs for such services; (x) the cost of constructing tenant improvements for Tenant or any other tenant of the Building or Project; (xi) Operating Expenses specially charged to and paid by any other tenant of the Building or Project; and (xii) the cost of special services, goods or materials provided to any other tenant of the Building or Project.

          6.3.2. DETERMINATION AND PAYMENT OF TAX COSTS AND OPERATING EXPENSES.

               6.3.2.1. On or before the last day of each December during the Term of this Lease, Landlord shall furnish to Tenant a written statement showing in reasonable detail Landlord's projected Direct Costs for the succeeding calendar year. If such statement of projected Direct Costs indicates the Direct Costs will be higher than in the Base Year, then the Rent due from Tenant hereunder for the next succeeding year shall be increased by an amount equal to Tenant's Proportionate Share of the difference between the projected Direct Costs for the calendar year and the Base Year. If during the course of the calendar year Landlord determines that actual Direct Costs will vary from its estimate by more than five percent (5%), Landlord may deliver to Tenant a written statement showing Landlord's revised estimate of Direct Costs. On the next payment date for Monthly Installments of Rent following Tenant's receipt of either such statement, Tenant shall pay to Landlord an additional amount equal to such monthly Rent increase adjustment (as set forth on Landlord's statement). Thereafter, the monthly Rent adjustment payments becoming due shall be in the amount set forth in such projected Rent adjustment statement from Landlord. Neither Landlord's failure to deliver nor late delivery of such statement shall constitute a default by Landlord or a waiver of Landlord's right to any Rent adjustment provided for herein.

               6.3.2.2. On or before the first day of each April during the Term of this Lease, Landlord shall furnish to Tenant a written statement of reconciliation (the Reconciliation) showing in reasonable detail Landlord's actual Direct Costs for the prior year, together with a full statement of any adjustments necessary to reconcile any sums paid as estimated Rent adjustments during the prior year with those sums actually payable for such prior year. In the event such Reconciliation shows that additional sums are due from Tenant, Tenant shall pay such sums to Landlord within ten (10) days of receipt of such Reconciliation. In the event such Reconciliation shows that a credit is due Tenant, such credit shall be credited against the sums next becoming due from Tenant, unless this Lease has expired or been terminated pursuant to the terms hereof (and all sums due Landlord have been paid), in which event such sums shall be refunded to Tenant. Neither Landlord's failure to deliver nor late delivery of such Reconciliation to Tenant by April first shall constitute a default by Landlord or operate as a waiver of Landlord's right to collect all Rent due hereunder.

               6.3.2.3. So long as Tenant is not in default under the terms of the Lease and provided Notice of Tenant's request is given to Landlord within thirty (30) days after Tenant's receipt of the Reconciliation, Tenant may inspect Landlord's Reconciliation accounting records relating to Direct Costs at Landlord's corporate office, during normal business hours, for the purpose of verifying the charges contained in such statement. The audit must be completed within sixty (60) days of Landlord's receipt of Tenant's Notice, unless such period is extended by Landlord (in Landlord's reasonable discretion). Before conducting any audit however, Tenant must pay in full the amount of Direct Costs billed.


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


          Tenant may only review those records that specifically relate to Direct Costs. Tenant may not review any other leases or Landlord's tax returns or financial statements. In conducting an audit, Tenant must utilize an independent certified public accountant experienced in auditing records related to property operations. The proposed accountant is subject to Landlord's reasonable prior approval. The audit shall be conducted in accordance with generally accepted rules of auditing practices. Tenant may not conduct an audit more often than once each calendar year. Tenant may audit records relating to a calendar year only one time. No audit shall cover a period of time other than the calendar year from which Landlord's Reconciliation was generated. Upon receipt thereof, Tenant shall deliver to Landlord a copy of the audit report and all accompanying data. Tenant and Tenant's auditor shall keep confidential any agreements involving the rights provided in this section and the results of any audit conducted hereunder. As a condition precedent to Tenant's right to conduct an audit, Tenant's auditor shall sign a confidentiality agreement in a form reasonably acceptable to Landlord. However, Tenant shall be permitted to furnish information to its attorneys, accountants and auditors to the extent necessary to perform their respective services for Tenant.

     6.4. DEFINITION OF RENT. All costs and expenses which Tenant assumes or agrees or is obligated to pay to Landlord under this Lease shall be deemed Additional Rent (which, together with the Base Rent is sometimes referred to as Rent).

     6.5. TAXES ON TENANT'S USE AND OCCUPANCY. In addition to Rent and other charges to be paid by Tenant hereunder, Tenant shall pay Landlord upon demand any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Tenant Improvements made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord;
(b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

7.   LATE CHARGES.

If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, then Tenant shall pay Landlord a late charge equal to ten percent (10%) of each such installment if any such installment is not received by Landlord within five (5) days from the date it is due. Tenant acknowledges that the late payment of any Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease including, without limitation, administrative costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. However, the late charge is not intended to cover Landlord's attorneys' fees and costs relating to delinquent Rent. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease. Late charges are deemed Additional Rent.

In no event shall this provision for the imposition of a late charge be deemed to grant to Tenant a grace period or an extension of time within which to pay any Rent due hereunder or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such Rent when due.

8.   SECURITY DEPOSIT.

Upon execution of this Lease, Tenant agrees to deposit with Landlord a Security Deposit in the amount set forth in Section 2.16. as security for Tenant's performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord. Notwithstanding anything herein to the contrary, in the event that Tenant has not been in default under the Lease at such time, Landlord will refund one-third (1/3) of Tenant's Security Deposit ($53,456.00) after the twelfth (12th) full month of the Lease Term. Further, if Tenant has still not been in default at such time, then Landlord will refund another one-third (1/3) of Tenant's Security Deposit ($53,456.00) after the twenty-fourth month of the Lease Term.

If Tenant fails to timely pay any Rent or other amount due under this Lease, or fails to perform any of the terms hereof, Landlord may, at its option and without prejudice to any other remedy which Landlord may have, appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited. Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for in Section 19. hereof.

If Tenant defaults under this Lease more than two (2) times during any calendar year, irrespective of whether such default is cured, then, without limiting Landlord's other rights and remedies, Landlord may, in Landlord's sole discretion, modify the amount of the required Security Deposit. Within ten (10) days after Notice of such modification, Tenant shall submit to Landlord the required additional sums. Tenant's failure to do so shall constitute an act of default, and Landlord shall have the right to exercise any remedy provided for in Section 19. hereof.

If Tenant complies with all of the terms and conditions of this Lease, and Tenant is not in default on any of its obligations hereunder, then within thirty
(30) days after Tenant vacates the Premises, Landlord shall return to Tenant (or, at Landlord's option, to the last subtenant or assignee of Tenant's interest hereunder) the Security Deposit less any expenditures made by Landlord to repair damages to the Premises caused by Tenant and to clean the Premises upon expiration or earlier termination of this Lease.

In the event of bankruptcy or other debtor-creditor proceedings against Tenant, such Security Deposit shall be deemed to be applied first to the payment of Rent and other sums due Landlord for all periods prior to the filing of such proceedings.

9.   TENANT'S USE OF THE PREMISES.

The provisions of this Section are for the benefit of the Landlord and are not nor shall they be construed to be for the benefit of any tenant of the Building or Project.

     9.1. USE. Tenant shall use the Premises solely for the purposes set forth in Section 2.20. No change in the Use of the Premises shall be permitted, except as provided in this Section 9.

          9.1.1. If, at any time during the Term hereof, Tenant desires to change the Use of the Premises, including any change in Use associated with a proposed assignment or sublet of the Premises, Tenant shall provide Notice to Landlord of its request for approval of such proposed change in Use. Tenant shall promptly supply Landlord with such information concerning the proposed change in Use as Landlord may reasonably request. Landlord shall have the right to approve such proposed change in Use, which approval shall not be unreasonably withheld. Landlord's consent to any change in Use shall not be construed as a consent to any subsequent change in Use.

     9.2. OBSERVANCE OF LAW. Tenant shall not use or occupy the Premises or permit anything to be done in or about the Premises in violation of any declarations, covenant, condition or restriction, or law, statute, ordinance or governmental rules, regulations or requirements now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, upon Notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of the Certificate of Occupancy. Tenant shall promptly comply, at its sole cost and expense, with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be imposed which shall by reason of Tenant's Use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to Tenant's Use or occupation. Further, Tenant shall, at Tenant's sole cost and expense, bring the Premises into compliance with all such laws, including the Americans With Disabilities Act of 1990, as amended (ADA), whether or not the necessity for compliance is triggered by Tenant's Use, and Tenant shall make, at its sole cost and expense, any changes to the Premises required to accommodate Tenant's employees with disabilities (any work performed pursuant to this Section shall be subject to the terms of Section 12. hereof). The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any such law, statute, ordinance, or governmental regulation, rule or requirement in the use or occupancy of the Premises, Building or Project shall be conclusive of that fact as between Landlord and Tenant.

     9.3. INSURANCE. Tenant shall not do or permit to be done anything which will contravene, invalidate or increase the cost of any insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of Landlord's insurance carrier(s) or any board of fire insurance underwriters or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for violation of this Section.

     9.4. NUISANCE AND WASTE. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any improper, unlawful or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     9.5. LOAD AND EQUIPMENT LIMITS. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer in connection with Tenant's occupancy shall be paid by Tenant upon Landlord's demand. Tenant shall not install business machines or mechanical equipment which will in any manner cause noise objectionable to other tenants or injure, vibrate or shake the Premises or Building.

     9.6. HAZARDOUS MATERIAL. Unless Tenant obtains the prior written consent of Landlord, Tenant shall not create, generate, use, bring, allow, emit, dispose, or permit on the Premises, Building or Project any toxic or hazardous gaseous, liquid, or solid material or waste, or any other hazardous material defined or listed in any applicable federal, state or local law, rule, regulation or ordinance. If Landlord grants its consent, Tenant shall comply with all applicable laws with respect to such hazardous material, including all laws affecting the use, storage and disposal thereof. If the presence of any hazardous material brought to the Premises, Building or Project by Tenant or Tenant's employees, agent or contractors results in contamination, Tenant shall promptly take all actions necessary, at Tenant's sole cost and expense, to remediate the contamination and restore the Premises, Building or Project to the condition that existed before introduction of such hazardous material. Tenant shall first obtain Landlord's approval of the proposed remedial action and shall keep Landlord informed during the process of remediation,

Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, allowing, using, permitting, generating, creating, emitting, or disposing of toxic or hazardous material whether or not consent to same has been granted by Landlord. Tenant's duty to defend, hold-harmless and indemnify Landlord hereunder shall survive the expiration or termination of this Lease. The consent requirement contained herein shall not apply to ordinary office products that may contain de minimis quantities of hazardous material; however, Tenant's indemnification obligations are not diminished with respect to the presence of such products. Tenant acknowledges that Tenant has an affirmative duty to immediately notify Landlord of any release or suspected release of hazardous material in the Premises or on or about the Project.

Medical waste and any other waste, the removal of which is regulated, shall be contracted for and disposed of by Tenant, at Tenant's expense, in accordance with all applicable laws and regulations. No material shall be placed in Project trash boxes, receptacles or Common Areas if the material is of such a nature that it cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the State without being in violation of any law or ordinance.

10.  SERVICES AND UTILITIES.

Landlord agrees to furnish services and utilities to the Premises during normal business hours on generally recognized business days subject to the Rules and Regulations of the Building or Project and provided that Tenant is not in default hereunder. Services and utilities shall include reasonable quantities of heating, ventilation and air conditioning (HVAC) as required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises; lighting replacement for building standard lights; window washing and janitor services in a manner that such services are customarily furnished to comparable office buildings in the area. Landlord shall supply common area water for drinking, cleaning and restroom purposes only. Tenant, at Tenant's sole cost and expense, shall supply all paper and other products used within the Premises. During normal business hours on generally recognized business days, Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building and shall furnish elevator service and restroom supplies. If Tenant desires HVAC or other services at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant, and Tenant shall pay Landlord's charges therefor on demand. Landlord may provide telecommunications lines and systems as discussed in Section 35. hereof.

Notwithstanding the foregoing, Tenant shall obtain from Landlord at Tenant's sole cost and expense all electric utilities used at the Premises.

If permitted by law, Landlord shall have the right, in Landlord's reasonable discretion, at any time and from time to time during the Term, to contract for the provision of electricity (or any other utility) with, and to switch from, any company providing such utility. Tenant shall cooperate with Landlord and any such utility provider at all times, and, as reasonably necessary, Tenant shall allow such parties access to the electric (or other utility) lines, feeders, risers, wiring and other machinery located within the Premises.

Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall Rent be abated by reason of (a) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (b) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (c) any change, failure, interruption, disruption or defect in the quantity or character of the electricity (or other utility) supplied to the Premises or Project, or (d) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through, in connection with or incidental to the failure to furnish any such services.

Tenant shall not, without the prior written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines, word processing equipment, personal computers, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of desk top office equipment and photocopy equipment ordinarily in use in premises designated as general office space, as determined by Landlord. Tenant shall not connect any apparatus to electric current except through existing electrical outlets in the Premises.

Tenant shall not consume electric current in excess of that usually furnished or supplied for the use of premises as office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse. In the event of consent, electrical current shall be separately metered in Tenant's name and paid for by Tenant. The cost of any such meter and its installation, maintenance and repair shall be paid by Tenant.

Notwithstanding anything contained herein to the contrary, if Tenant is granted the right to purchase electricity from a provider other than the company or companies used by Landlord, Tenant shall indemnify, defend, and hold harmless Landlord from and against all losses, claims, demands, expenses and judgments caused by, or directly or indirectly arising from, the acts or omissions of Tenant's electricity provider (including, but not limited to, expenses and/or fines incurred by Landlord in the event Tenant's electricity provider fails to provide sufficient power to the Premises, as well as damages resulting from the improper or faulty installation or construction of facilities or equipment in or on the Premises by Tenant or Tenant's electricity provider.

Nothing contained in this Section shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. If the separate metering of utilities furnished to the Premises is due to Tenant's excessive use of electric current, then the cost of any such meter and its installation, maintenance and repair shall be paid by Tenant. If Landlord requires separate metering for reasons other than Tenant's excessive consumption of electric current, then the cost of any such meter and its installation, maintenance and repair shall be paid by Landlord. In either event, accounts for all such separately metered utilities shall be in Tenant's name and paid for by Tenant.

If Tenant uses heat generating machines or equipment in the Premises which effect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the reasonable cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand therefor.

11.  REPAIRS AND MAINTENANCE.

     11.1. LANDLORD'S OBLIGATIONS. Landlord shall make, at Landlord's sole expense, all structural repairs except as specified herein and shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building. If applicable, Landlord shall also maintain in good order, condition and repair the ICN, the cost of which is reimbursable pursuant to Section 6.3.1.2. unless responsibility therefor is assigned to a particular tenant.

     11.2. TENANT'S OBLIGATIONS.

          11.2.1. Tenant shall, at Tenant's sole expense and except for services furnished by Landlord pursuant to Section 10. hereof, maintain the Premises in good order, condition and repair. For the purposes of this Section 11.2.1., the term Premises shall be deemed to include all items and equipment installed by or for the benefit of or at the expense of Tenant, including without limitation the interior surfaces of the ceilings, walls and floors; all doors; all interior windows; dedicated heating, ventilating and airconditioning equipment; all plumbing, pipes and fixtures; electrical switches and fixtures; internal wiring as it connects to the ICN (if applicable); and Building Standard Tenant Improvements.

          11.2.2. Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof to the satisfaction of Landlord, the need for which arises out of
     (a) Tenant's use or occupancy of the Premises, (b) the installation, removal, use or operation of Tenant's Property (as defined in Section 13.) in the Premises, (c) the moving of Tenant's Property into or out of the Building, or (d) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

          11.2.3. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Notice to Tenant to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work.

     11.3. COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts necessary to comply with all applicable laws, statutes, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein. The provisions of Section 9.2. are deemed restated here.

     11.4. NOTICE OF DEFECT. If it is Landlord's obligation to repair, Tenant shall give Landlord prompt Notice, regardless of the nature or cause, of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

     11.5. LANDLORD'S LIABILITY. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's conduct of its business in the Premises.

12.  CONSTRUCTION, ALTERATIONS AND ADDITIONS.

     12.1. LANDLORD'S CONSTRUCTION OBLIGATIONS. Landlord shall perform Landlord's Work to the Premises as described in Exhibit "D".

     12.2. TENANT'S CONSTRUCTION OBLIGATIONS. Tenant shall perform Tenant's Work to the Premises as described in Exhibit "D" and shall comply with all of the provisions of this Section 12.

     12.3. TENANT'S ALTERATIONS AND ADDITIONS. Except as provided in Section
12.2. above, Tenant shall not make any other additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned, without limitation, on Tenant removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to Tenant's Work described in Exhibit "D", as well as any addition, alteration or improvement, shall comply with all applicable laws, ordinances, codes and rules of any public authority (including, but not limited to the ADA) and shall be done in a good and professional manner by properly qualified and licensed personnel approved by Landlord. All work shall be diligently prosecuted to completion. Upon completion, Tenant shall furnish Landlord "as-built" plans. Prior to commencing any such work, Tenant shall furnish Landlord with plans and specifications; names and addresses of contractors; copies of all contracts; copies of all necessary permits; evidence of contractor's and subcontractor's insurance coverage for Builder's Risk at least as broad as Insurance Services Office (ISO) special causes of loss form CP 10 30, Commercial General Liability at least as broad as ISO CG 00 01, workers' compensation, employer's liability and auto liability, all in amounts reasonably satisfactory to Landlord; and indemnification in a form reasonably satisfactory to Landlord. The work shall be performed in a manner that will not interfere with the quiet enjoyment of the other tenants in the Building in which the Premises is located.

Landlord may require, in Landlord's reasonable discretion and at Tenant's sole cost and expense, that Tenant provide Landlord with a lien and completion bond in an amount equal to at least one and one-half (1-1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises. Nothing contained in this Section 12.3. shall relieve Tenant of its obligation under Section 12.4. to keep the Premises, Building and Project free of all liens.

     12.4 PAYMENT. Tenant shall pay the costs of any work done on the Premises pursuant to Sections 12.2. and 12.3., and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant hereby indemnifies, and agrees to defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

Tenant shall give Notice to Landlord at least ten (10) business days prior to the expected date of commencement of any work relating to alterations, additions or improvements to the Premises. Landlord retains the right to enter the Premises and post such notices as Landlord deems proper at any reasonable time.

     12.5 PROPERTY OF LANDLORD. Except as otherwise set forth herein, all additions, alterations and improvements made to the Premises shall become the property of Landlord and shall be surrendered with the Premises upon the expiration of the Term unless their removal is required by Landlord as provided in Section 12.3.; provided, however, Tenant's equipment, machinery and trade fixtures shall remain the Property of Tenant and shall be removed, subject to the provisions of Section 13.2.

13.  LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

     13.1 LEASEHOLD IMPROVEMENTS. All fixtures, equipment (including air-conditioning or heating systems), improvements and appurtenances attached to or built into the Premises and/or Building at the commencement or during the Term of the Lease (Leasehold Improvements), whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in
Section 13.2., unless Landlord, by Notice to Tenant not later than thirty (30) days prior to the expiration of the Term, elects to have Tenant remove any Leasehold Improvements installed by Tenant. In such case, Tenant, at Tenant's sole cost and expense and prior to the expiration of the Term, shall remove the Leasehold Improvements and repair any damage caused by such removal.

     13.2 TENANT'S PROPERTY. All signs, notices, displays, movable partitions, business and trade fixtures, machinery and equipment (excluding air-conditioning or heating systems, whether installed by Tenant or not), Tenant's personal telecommunications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, Tenant's Property) shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal, including without limitation repairing the flooring and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense.

14.  INDEMNIFICATION.

     14.1 TENANT INDEMNIFICATION. Tenant shall indemnify and hold Landlord harmless from and against any and all liability and claims of any kind for loss or damage to any person or property arising out of: (a) Tenant's use and occupancy of the Premises, or the Building or Project, or any work, activity or thing done, allowed or suffered by Tenant in, on or about the Premises, the Building or the Project; (b) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (c) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, subtenants, licensees, customers, guests, invitees or contractors (including agents or contractors who perform services or work outside of the Premises for Tenant). At Landlord's request, Tenant shall, at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim. Tenant shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other reasonable expenses or liabilities incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except in connection with damage or injury resulting from the negligence or willful misconduct of Landlord or its authorized agents.

     14.2 LANDLORD NOT LIABLE. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, lighting fixtures or mechanical or electrical systems, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources, unless the condition was the sole result of Landlord's gross negligence or willful misconduct. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project or for the acts of persons in, on or about the Premises, Building or the Project who are not the authorized agents of Landlord or for losses due to theft, vandalism or like causes.

Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building or on the Project is solely within Landlord's discretion. Landlord shall have no liability in connection with the decision whether or not to provide such services, and, to the extent permitted by law, Tenant hereby waives all claims based thereon.

15.  TENANT'S INSURANCE.

     15.1. INSURANCE REQUIREMENT. Tenant shall procure and maintain insurance coverage in accordance with the terms hereof, either as specific policies or within blanket policies. Coverage shall begin on the date Tenant is given access to the Premises for any purpose and shall continue until expiration of the Term, except as otherwise set forth in the Lease. The cost of such insurance shall be borne by Tenant.

Insurance shall be with insurers licensed to do business in the State, and acceptable to Landlord. The insurers must have a current A.M. Best's rating of not less than A:VII, or equivalent (as reasonably determined by Landlord) if the Best's rating system is discontinued.

Tenant shall furnish Landlord with original certificates and amendatory endorsements effecting coverage required by this Section 15. before the date Tenant is first given access to the Premises. All certificates and endorsements are to be received and approved by Landlord before any work commences. Landlord reserves the right to inspect and/or copy any insurance policy required to be maintained by Tenant hereunder, or to require complete, certified copies of all required insurance policies, including endorsements effecting the coverage required herein at any time. Tenant shall comply with such requirement within thirty (30) days of demand therefor by Landlord. Tenant shall furnish Landlord with renewal certificates and amendments or a "binder" of any such policy at least twenty (20) days prior to the expiration thereof. Each insurance policy required herein shall be endorsed to state that coverage shall not be canceled, except after thirty (30) days' prior written notice to Landlord and Landlord's lender (if such lender's address is provided).

The Commercial General Liability policy, as hereinafter required, shall contain, or be endorsed to contain, the following provisions: (a) Landlord and any parties designated by Landlord shall be covered as additional insureds as their respective interests may appear; and (b) Tenant's insurance coverage shall be primary insurance as to any insurance carried by the parties designated as additional insureds. Any insurance or self-insurance maintained by Landlord shall be excess of Tenant's insurance and shall not contribute with it.

     15.2. MINIMUM SCOPE OF COVERAGE. Coverage shall be at least as broad as set forth herein. However, if, because of Tenant's Use or occupancy of the Premises, Landlord determines, in Landlord's reasonable judgment, that additional insurance coverage or different types of insurance are necessary, then Tenant shall obtain such insurance at Tenant's expense in accordance with the terms of this Section 15.

          15.2.1. Commercial General Liability (ISO occurrence form CG 00 01) which shall cover liability arising from Tenant's Use and occupancy of the Premises, its operations therefrom, Tenant's independent contractors, products-completed operations, personal injury and advertising injury, and liability assumed under an insured contract.

          15.2.2. Workers' Compensation insurance as required by law, and Employers Liability insurance.

          15.2.3. Commercial Property Insurance (ISO special causes of loss form CP 10 30) against all risk of direct physical loss or damage (including flood, if applicable), earthquake excepted, for: (a) all leasehold improvements (including any alterations, additions or improvements made by Tenant pursuant to the provisions of Section 12. hereof) in, on or about the Premises; and (b) trade fixtures, merchandise and Tenant's Property from time to time in, on or about the Premises. The proceeds of such property insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (a) shall be paid to Landlord, and the proceeds under (b) above shall be paid to Tenant.

          15.2.4. Business Auto Liability.

Landlord shall, during the term hereof, maintain in effect similar insurance on the Building and Common Area.

          15.2.5. Business Interruption and Extra Expense Insurance.

     15.3. MINIMUM LIMITS OF INSURANCE. Tenant shall maintain limits not less than:

          15.3.1. Commercial General Liability: $1,000,000 per occurrence. If the insurance contains a general aggregate limit, either the general aggregate limit shall apply separately to this location or the general aggregate limit shall be at least twice the required occurrence limit.

          15.3.2. Employer's Liability: $1,000,000 per accident for bodily injury or disease.

          15.3.3. Commercial Property Insurance: 100% replacement cost with no coinsurance penalty provision.

          15.3.4. Business Auto Liability: $1,000,000 per accident.

          15.3.5. Business Interruption and Extra Expense Insurance: In a reasonable amount and comparable to amounts carried by comparable tenants in comparable projects.

     15.4. DEDUCTIBLE AND SELF-INSURED RETENTION. Any deductible or self-insured retention in excess of $5,000 per occurrence must be declared to and approved by Landlord. At the option of Landlord, either the insurer shall reduce or eliminate such deductible or self-insured retention or Tenant shall provide separate insurance conforming to this requirement.

     15.5. INCREASES IN INSURANCE POLICY LIMITS. If the coverage limits set forth in this Section 15. are deemed inadequate by Landlord or Landlord's lender, then Tenant shall increase the coverage limits to the amounts reasonably recommended by either Landlord or Landlord's lender. Landlord agrees that any such required increases in coverage limits shall not occur more frequently than once every three (3) years.

     15.6. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives, contractors and invitees of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any insurance policy which may have been in force at the time of such loss or damage.

     15.7. LANDLORD'S RIGHT TO OBTAIN INSURANCE FOR TENANT. If Tenant fails to obtain the insurance coverage or fails to provide certificates and endorsements as required by this Lease, Landlord may, at its option, obtain such insurance for Tenant. Tenant shall pay, as Additional Rent, the reasonable cost thereof together with a twenty-five percent (25%) service charge.

16.  DAMAGE OR DESTRUCTION.

     16.1. DAMAGE. If, during the term of this Lease, the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire or other casualty covered by fire and extended coverage insurance carried by Landlord, Landlord shall promptly repair the damage provided (a) such repairs can, in Landlord's opinion, be completed, under applicable laws and regulations, within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, (b) insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration, and (c) Tenant performs its obligations pursuant to Section 16.4. hereof. In such event, this Lease shall continue in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant, its agents or employees, Tenant shall be entitled to a proportionate reduction of Rent to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under
Section 16.4. If the damage is due to the fault or neglect of Tenant, its agents or employees and loss of rental income insurance is denied as a result, there shall be no abatement of Rent.

Notwithstanding anything contained in the Lease to the contrary, in the event of partial or total damage or destruction of the Premises during the last twelve
(12) months of the Term, either party shall have the option to terminate this Lease upon thirty (30) days prior Notice to the other party provided such Notice is served within thirty (30) days after the damage or destruction. For purposes of this Section 16.1., "partial damage or destruction" shall mean the damage or destruction of at least thirty-three and one-third percent (33 and 1/3%) of the Premises, as determined by Landlord in Landlord's reasonable discretion.

     16.2. REPAIR OF PREMISES IN EXCESS OF ONE HUNDRED EIGHTY DAYS. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed under applicable laws and regulations within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, Landlord may elect, upon Notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage and to diligently prosecute repair to completion, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 16.1. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     16.3. REPAIR OUTSIDE PREMISES. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed under applicable laws and regulations within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, Landlord may elect upon Notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 16.1. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     16.4. TENANT REPAIR. If the Premises are to be repaired under this Section 16., Landlord shall repair at its cost any injury or damage to the Building and Building Standard Tenant Improvements, if any. Notwithstanding anything contained herein to the contrary, Landlord shall not be obligated to perform work other than Landlord's Work performed previously pursuant to Section 12.1. hereof. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property (as well as reconstructing and reconnecting Tenant's internal telecommunication wiring and related equipment). Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

     16.5. ELECTION NOT TO PERFORM LANDLORD'S WORK. Notwithstanding anything to the contrary contained herein, Landlord shall provide Notice to Tenant of its intent to repair or replace the Premises (if Landlord elects to perform such work), and, within ten (10) days of its receipt of such Notice, Tenant shall provide Notice to Landlord of its intent to reoccupy the Premises. Should Tenant fail to provide such Notice to Landlord, then such failure shall be deemed an election by Tenant not to re-occupy the Premises and Landlord may elect not to perform the repair or replacement of the Premises. Such election shall not result in a termination of this Lease and all obligations of Tenant hereunder shall remain in full force and effect, including the obligation to pay Rent.

     16.6. EXPRESS AGREEMENT. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement shall have no application.

17.  EMINENT DOMAIN.

     17.1. WHOLE TAKING. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date.

     17.2. PARTIAL TAKING. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (a) Tenant shall have the right to terminate this Lease by Notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (b) Landlord shall have the right to terminate this Lease by Notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) calendar day after either such Notice. Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

     17.3. PROCEEDS. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority; however, Tenant shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's Property and damage to Leasehold Improvements installed at the sole expense of Tenant.

     17.4. LANDLORD'S RESTORATION. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking; provided however, Landlord shall not be obligated to perform work other than Landlord's Work performed previously pursuant to Section 12.1. hereof, Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of Tenant's Property and any other Leasehold Improvements.

18.  ASSIGNMENT AND SUBLETTING.

No assignment of this Lease of sublease or all or any part of the Premises shall be permitted, except as provided in this Section 18.

     18.1. NO ASSIGNMENT OR SUBLETTING. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises or any part thereof by any party other than Tenant. Any of the foregoing acts without such consent shall be voidable and shall, at the option of Landlord, constitute a default hereunder. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the prior written consent of Landlord.

          18.1.1. For purposes of this Section 18., the following shall be deemed an assignment:

               18.1.1.1. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law, and whether occurring at one time or over a period of time) of any partner(s) owning twenty-five (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership;

               18.1.1.2. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of twenty-five percent (25%), or any sale (or cumulative sales) or transfer of fifty-one (51%) or more of the value of the assets of Tenant provided, however, the foregoing shall not apply to corporations the capital stock of which is publicly traded.

     18.2. LANDLORD'S CONSENT. If, at any time or from time to time during the Term hereof, Tenant desires to assign this Lease or sublet all or any part of the Premises, and if Tenant is not then in default under the terms of the Lease, Tenant shall submit to Landlord a written request for approval setting forth the terms and provisions of the proposed assignment or sublease, the identity of the proposed assignee or subtenant, and a copy of the proposed form of assignment or sublease. Tenant's request for consent shall be submitted to Landlord at least thirty (30) days prior to the intended date of such transfer. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld. Landlord's consent to any assignment shall not be construed as a consent to any subsequent assignment, subletting, transfer of partnership interest or stock, occupancy or use.

          18.2.1. Landlord's approval shall be conditioned, among other things, on Landlord's receiving adequate assurances of future performance under this Lease and any sublease or assignment. In determining the adequacy of such assurances, Landlord may base its decision on such factors as it deems appropriate, including but not limited to:

               18.2.1.1. that the source of rent and other consideration due under this Lease, and, in the case of assignment, that the financial condition and operating performance and business experience of the proposed assignee and its guarantors, if any, shall be equal to or greater than the financial condition and operating performance and experience of Tenant and its guarantors, if any, as of the time Tenant became the lessee under this Lease;

               18.2.1.2. that any assumption or assignment of this Lease will not result in increased cost or expense, wear and tear, greater traffic or demand for services and utilities provided by Landlord pursuant to Section 10. hereof and will not disturb or be detrimental to other tenants of Landlord;

               18.2.1.3. whether the proposed assignee's use of the Premises will include the use of Hazardous Material, or will in any way increase any risk to Landlord relating to Hazardous Material; and

               18.2.1.4. that assumption or assignment of such lease will not disrupt any tenant mix or balance in the Project.

          18.2.2. The assignment or sublease shall be on the same terms and conditions set forth in the written request for approval given to Landlord, or, if different, upon terms and conditions consented to by Landlord;

          18.2.3. No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises or any part thereof until an executed counterpart of such assignment or sublease has been delivered to Landlord;

          18.2.4. No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained;

          18.2.5. Any sums or other economic considerations received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate (a) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (b) any real estate brokerage commissions or fees payable to third parties in connection with such assignment or subletting, shall be shared equally by Tenant and Landlord as Additional Rent under this Lease without effecting or reducing any other obligations of Tenant hereunder.

If Landlord consents to the proposed transfer, Tenant shall deliver to Landlord three (3) fully executed original documents (in the form previously approved by Landlord) and Landlord shall attach its consent thereto. Landlord shall retain one (1) fully executed original document. No transfer of Tenant's interest in this Lease shall be deemed effective until the terms and conditions of this
Section 18. have been fulfilled.

     18.3. TENANT REMAINS RESPONSIBLE. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or sublets of the Lease or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     18.4. CONVERSION TO A LIMITED LIABILITY ENTITY. Notwithstanding anything contained herein to the contrary, if Tenant is a limited or general partnership (or is comprised of two (2) or more persons, individually or as co-partners, or entities), the change or conversion of Tenant to (a) a limited liability company, (b) a limited liability partnership, or (c) any other entity which possesses the characteristics of limited liability (any such limited liability entity is collectively referred to herein as a "Successor Entity") shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion.

          18.4.1. Notwithstanding Section 18.4., Landlord agrees not to unreasonably withhold or delay such consent provided that:

               18.4.1.1. The Successor Entity succeeds to all or substantially all of Tenant's business and assets;

               18.4.1.2. The Successor Entity shall have a tangible net worth (Tangible Net Worth), determined in accordance with generally accepted accounting principles, consistently applied, of not less than the greater of the Tangible Net Worth of Tenant on (a) the date of execution of the Lease, or (b) the day immediately preceding the proposed effective date of such conversion; and

               18.4.1.3. Tenant is not in default of any of the terms, covenants, or conditions of this Lease on the propose effective date of such conversion.

     18.5. PAYMENT OF FEES. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment, subletting or conversion to a limited liability entity, then Tenant shall, upon demand, pay Landlord, whether or not consent is ultimately given, an administrative fee of Three Hundred and 00/100 Dollars ($300.00) plus costs and other reasonable expenses incurred by Landlord in connection with each such act or request.

19.  DEFAULT.

     19.1. TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          19.1.1. If Tenant abandons or vacates the Premises and fails to pay rent therefor.

          19.1.2. If Tenant fails to pay any Rent or Additional Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for three (3) days after receipt of Notice thereof from Landlord to Tenant.

          19.1.3. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after Notice thereof from Landlord to Tenant, or, if such default cannot reasonably be cured within thirty (30) days, if Tenant fails to commence to cure within that thirty (30) day period and diligently prosecute to completion.

          19.1.4. Tenant's failure to occupy the Premises within thirty (30) days after delivery of possession (as defined in Section 4. hereof).

          19.1.5. Tenant's failure to provide any document, instrument or assurance as required by Sections 12., 15., 18. and/or 35. if the failure continues for five (5) days after receipt of Notice from Landlord to Tenant.

          19.1.6. To the extent provided by law:

               19.1.6.1. If a writ of attachment or execution is levied on this Lease or on substantially all of Tenant's Property; or

               19.1.6.2. If Tenant or Tenant's Guarantor makes a general assignment for the benefit of creditors; or

               19.1.6.3. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of sixty (60) days; or

               19.1.6.4. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so); or

               19.1.6.5. If Tenant is a partnership or consists of more than one
          (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in Sections 19.1.6.1. through 19.1.6.4. above.

     19.2. LANDLORD REMEDIES. In the event of Tenant's default hereunder, then, in addition to any other rights or remedies Landlord may have under any law or at equity, Landlord shall have the right to collect interest on all past due sums (at the maximum rate permitted by law to be charged by an individual), and, at Landlord's option and without further notice or demand of any kind, to do the following:

          19.2.1. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

          19.2.2. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

          19.2.3. Reenter the Premises under the provisions of Section 19.2.2., and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of Sections 19.2.2. or
19.2.3. above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's obligations under the Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of Rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises which are not covered by the rent received from the reletting.

     19.3. DAMAGES RECOVERABLE. Should Landlord elect to terminate this Lease under the provisions of Section 19.2., Landlord may recover as damages from Tenant the following:

          19.3.1. PAST RENT. The worth at the time of the award of any unpaid Rent that had been earned at the time of termination including the value of any Rent that was abated during the Term of the Lease (except Rent that was abated as a result of damage or destruction or condemnation); plus

          19.3.2. RENT PRIOR TO AWARD. The worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided; plus

          19.3.3. RENT AFTER AWARD. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the unpaid Rent that Tenant proves could be reasonably avoided; plus

          19.3.4. PROXIMATELY CAUSED DAMAGES. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking reasonable possession of the Premises,
     (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including brokers' commissions.

"The worth at the time of the award" as used in Sections 19.3.1. and 19.3.2. above, is to be computed by allowing interest at the maximum rate permitted by law to be charged by an individual. "The worth at the time of the award" as used in Section 19.3.3. above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

     19.4. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT. If Tenant defaults in the performance of any of its obligations under this Lease and Tenant has not timely cured the default after Notice, Landlord may (but shall not be obligated to), without waiving such default, perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all reasonable costs of such performance promptly upon written demand therefor, and if paid at a later date these costs shall bear interest at the maximum rate permitted by law to be charged by an individual.

     19.5. LANDLORD'S DEFAULT. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of Notice from Tenant specifying such default, or, if such default cannot reasonably be cured within thirty (30) days if Landlord fails to commence to cure within that thirty (30) day period and diligently prosecute to completion, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any), wherever situated, shall be subject to levy to satisfy such judgment.

     19.6. MORTGAGEE PROTECTION. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

     19.7. TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT. If, after Notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense, Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

20.  WAIVER.

No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved (excluding the collection of a late charge or interest).

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written acknowledgement from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

21.  SUBORDINATION AND ATTORNMENT.

This Lease is and shall be subject and subordinate to all ground or underlying leases (including renewals, extensions, modifications, consolidations and replacements thereof) which now exist or may hereafter be executed affecting the Building or the land upon which the Building is situated, or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever (including renewals, extensions, modifications, consolidations and replacements thereof) now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Nevertheless, Tenant covenants and agrees to execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may be required by Landlord.

Notwithstanding anything contained herein to the contrary, if any mortgagee, trustee or ground lessor shall elect that this Lease is senior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of the recording thereof.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

22.  TENANT ESTOPPEL CERTIFICATES.

     22.1. LANDLORD REQUEST FOR ESTOPPEL CERTIFICATE. Within twenty (20) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, in the form requested by Landlord, a written statement certifying, among other things, (a) that this Lease is unmodified and in full force and effect, or that it is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and Additional Rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be conclusively relied upon by a prospective purchaser, assignee or encumbrancer of the Premises.

     22.2. FAILURE TO EXECUTE. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease (without the requirement of giving Notice or Default and an opportunity to cure) and shall also be conclusive upon Tenant that: (a) this Lease is in full force and effect and has not been modified except as represented by Landlord; (b) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent and (c) not more than one month's Rent has been paid in advance.

23.  NOTICE.

Notice shall be in writing and shall be deemed duly served or given if personally delivered, sent by certified or registered U.S. Mail, postage prepaid with a return receipt requested, or sent by overnight courier service, fee prepaid with a return receipt requested, as follows: (a) if to Landlord, to Landlord's Address for Notice with a copy to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, Notices to Tenant shall be deemed duly served or given if delivered or sent to Tenant at the Premises. Landlord and Tenant may from time to time by Notice to the other designate another place for receipt of future Notice. Notwithstanding anything contained herein to the contrary, when an applicable

State statute requires service of Notice in a particular manner, service of that Notice in accordance with those particular requirements shall replace rather than supplement any Notice requirement set forth in the Lease.

24.  TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, provided the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligation hereunder are assumed by such transferee. If any security deposit or prepaid Rent has been paid by Tenant, Landlord shall transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

25.  SURRENDER OF PREMISES.

     25.1. CLEAN AND SAME CONDITION. Upon the Expiration Date or earlier termination of this Lease, Tenant shall peaceably surrender the Premises to Landlord clean and in the same condition as when received, except for (a) reasonable wear and tear, (b) loss by fire or other casualty, and (c) loss by condemnation. Tenant shall remove Tenant's Property no later than the Expiration Date. If Tenant is required by Landlord to remove any additions, alterations, or improvements under Section 12.3., Tenant shall complete such removal no later than the Expiration Date. Any damage to the Premises, including any structural damage, resulting from removal of any addition, alteration, or improvement made pursuant to Section 12.3. and/or from Tenant's use or from the removal of Tenant's Property pursuant to Section 13.2. shall be repaired (in accordance with Landlord's reasonable direction) no later than the Expiration Date by Tenant at Tenant's sole cost and expense. On the Expiration Date Tenant shall surrender all keys to the Premises.

     25.2. FAILURE TO DELIVER POSSESSION. If Tenant fails to vacate and deliver possession of the Premises to Landlord on the expiration or sooner termination of this Lease as required by Section 25.1., Tenant shall indemnify, defend and hold Landlord harmless from all claims, liabilities and damages resulting from Tenant's failure to vacate and deliver possession of the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to vacate and deliver possession of the Premises and rental loss which Landlord suffers.

     25.3. PROPERTY ABANDONED. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant.

26.  HOLDING OVER.

Tenant shall not occupy the Premises after the Expiration Date without Landlord's consent. If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only upon all the provisions of this Lease (except as to the term and Base Rent). Monthly Installments of Base Rent payable by Tenant during this period shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant in the final month of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. The tenancy may be terminated by either party by delivering a thirty (30) day Notice to the other party. Nothing contained in this Section 26. shall be construed to limit or constitute a waiver of any other rights or remedies available to Landlord pursuant to this Lease or at law.

27.  RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "E" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make provided that such rules and regulations do not materially interfere with the material rights otherwise granted to Tenant under this Lease. Landlord agrees to enforce the rules and regulations uniformly against all tenants of the Project. Landlord shall not be liable, however, for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

28.  CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without (a) liability to Tenant for damage or injury to property, person or business; (b) being found to have caused an actual or constructive eviction from the Premises; or (c) being found to have disturbed Tenant's use or possession of the Premises.

     28.1. To name the Building and Project and to change the name or street address of the Building or Project.

     28.2. To install and maintain all signs on the exterior and interior of the Building and Project.

     28.3. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's files, vaults and safes.

     28.4. To stripe or re-stripe, re-surface, enlarge, change the grade or drainage of and control access to the parking lot; to assign and reassign spaces for the exclusive or nonexclusive use of tenants (including Tenant); and to locate or relocate parking spaces assigned to Tenant,

     28.5. At any time during the Term, and on at least twenty-four (24) hours (when practicable) prior telephonic notice to Tenant, to inspect the Premises, and to show the Premises to any person having an existing or prospective interest in the Project or Landlord, and during the last six months of the Term, at least twenty-four (24) hours prior telephonic notice to Tenant (when practicable) to show the Premises to prospective tenants thereof.

     28.6. With at least twenty-four (24) hours prior notice to Tenant (when practicable) (except in a case of an emergency) to enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

     28.7. To exclusively regulate and control use of the Common Area.

29.  ADVERTISEMENTS AND SIGNS.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation the inside or outside of windows or doors, without the prior written consent of Landlord. Landlord shall have the right to remove any signs or other matter installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as Additional Rent hereunder, payable within ten (10) days of written demand by Landlord.

30.  RELOCATION OF PREMISES.

Landlord shall have the right to relocate the Premises to another part of the Building at any time after the execution and delivery of the Lease upon at least sixty (60) days prior Notice to Tenant. The new premises shall be similar in size to the Premises described in this Lease and shall be leased to Tenant on the same terms and conditions as provided in the Lease, except that if the new premises contains more or less square footage, then there shall be a proportionate adjustment in Rent. Landlord shall pay reasonable expenses incurred moving Tenant's Property to the new premises. Upon completion of such relocation, the new premises shall be the Premises for all purposes under the Lease and the parties shall immediately execute an amendment to this Lease setting forth the relocation of the Premises and the reduction of Base Rent, if any.

31.  GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities (including telecommunications) during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

32.  FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Section 32. shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

33.  BROKERAGE FEES.

Tenant and Landlord each warrants and represents to the other that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Listing and Leasing Agent(s) set forth in Section 2.9. of this Lease. Tenant and Landlord shall indemnify, defend and hold the other harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant, or Landlord, as the case may be.

34.  QUIET ENJOYMENT.

Tenant shall, upon payment of Rent and performance of all of its obligations under this Lease, peaceably, quietly and exclusively enjoy possession of the Premises without unwarranted interference by Landlord or anyone acting or claiming through Landlord, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

35.  TELECOMMUNICATIONS.

     35.1. TELECOMMUNICATIONS COMPANIES. Tenant and Tenant's telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies ("Telecommunications Companies"), shall have no right of access to and within the lands or Buildings comprising the Project for the installation and operation of telecommunications lines and systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location (hereinafter collectively referred to as "Telecommunications Lines"), without Landlord's prior written consent, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Tenant may perform any installation, repair and maintenance to its Telecommunications Lines without Landlord's consent where the equipment being installed, repaired or maintained is not located in an area in which the Telecommunications. Lines or any part thereof of any other tenant or of Landlord are located.

     35.2. TENANT'S OBLIGATIONS. If at any time, Tenant's Telecommunications Companies or appropriate governmental authorities relocate the point of demarcation from the location of Tenant's telecommunications equipment in Tenant's telephone equipment room or other location, to some other point, or in any other manner transfer any obligations or liabilities for telecommunications to Landlord or Tenant, whether by operation of law or otherwise, upon Landlord's election, Tenant shall, at Tenant's sole expense and cost: (1) within thirty
(30) days after notice is first given to Tenant of Landlord's election, cause to be completed by an appropriate telecommunications engineering entity approved in advance in writing by Landlord, all details of the Telecommunications Lines serving Tenant in the Building which details shall include all appropriate plans, schematics, and specifications; and (2) if Landlord so elects, immediately undertake the operation, repair and maintenance of the Telecommunications Lines serving Tenant in the Building; and (3) upon the termination of the Lease for any reason, or upon expiration of the Lease, immediately effect the complete removal of all or any portion or portions of the Telecommunications Lines serving Tenant in the Building and repair any damage caused thereby (to Landlord's reasonable satisfaction).

     Prior to the commencement of any alterations, additions, or modifications to the Telecommunications Lines serving Tenant in the Building, except for minor changes, Tenant shall first obtain Landlord's prior written consent by written request accompanied by detailed plans, schematics, and specifications showing all alterations, additions and modifications to be performed, with the time schedule for completion of the work, and the identity of the entity which will perform the work, for which, except as otherwise provided in Section 35.3. below, Landlord may withhold consent in its reasonable discretion.

     35.3. LANDLORD'S CONSENT. Without in any way limiting Landlord's right to withhold its consent to a proposed request for access, or for alterations, additions or modifications (the Telecommunications Lines serving Tenant in the Building, Landlord shall consider the following factors in making its determination:

          35.3.1. If the proposed actions of Tenant and its Telecommunications Companies will impose new obligations on Landlord, or expose Landlord to liability of any nature or description, or increase Landlord's insurance costs for the Building or create liabilities for which Landlord is unable to obtain insurance protection, or imperil Landlord's insurance coverage;

          35.3.2. If Tenant's Telecommunications Companies are unwilling to pay reasonable monetary compensation for the use and occupation of the Building for the Telecommunications Lines;

          35.3.3. If Tenant and its Telecommunications Companies would cause any work to be performed that would adversely affect the land and Building or any space in the Building in any material manner;

          35.3.4. If Tenant encumbers or mortgages its interest in any telecommunications wiring or cabling; or

          35.3.5. If Tenant is in default under this Lease.

     35.4. INDEMNIFICATION. Tenant shall indemnify, defend and hold harmless Landlord and its employees, agents, officers, and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to the acts and omissions of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to (1) any Telecommunications Lines serving Tenant in the Building which are on, from, or affecting the Project and Building; (2) any bodily injury (including wrongful death) or property damage (real or personal) arising out of or related to any Telecommunications Lines serving Tenant in the Building which are on, from, or affecting the Building;
(3) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Telecommunications Lines; (4) any violations of laws, orders, regulations, requirements, or demands of governmental authorities, or any reasonable policies or requirements of Landlord, which are based upon or in any way related to such Telecommunications Lines, including, without limitation, attorney and consultant fees, court costs, and litigation expenses. This indemnification and hold harmless agreement will survive this Lease. Under no circumstances shall Landlord be required to maintain, repair or replace any Building systems or any portions thereof, when such maintenance, repair or replacement is caused in whole or in part by the failure of any such system or any portions thereof, and/or the requirements of any governmental authorities. Under no circumstances shall Landlord be liable for interruption in telecommunications services to Tenant or any other entity affected, for electrical spikes or surges, or for any other cause whatsoever, whether by Act of God or otherwise, except to the extent the same is caused by the ordinary negligence of Landlord, Landlord's contractors, subcontractors, or agents or other tenants, subtenants, or their contractors, subcontractors, or agents.

     35.5. LANDLORD'S OPERATION OF BUILDING TELECOMMUNICATIONS LINES AND SYSTEMS. Notwithstanding anything contained herein to the contrary, if the point of demarcation is relocated, Landlord may, but shall not be obligated to, undertake the operation, repair and maintenance of telecommunications lines and systems in the Building. If Landlord so elects, Landlord shall give Notice of its intent to do so, and Landlord shall, based on Landlord's sole business discretion, make such lines and systems available to tenants of the Building (including Tenant) in the manner it deems most prudent. Landlord may include in Operating Expenses all or a portion of the expenses related to the operation, repair and maintenance of the telecommunications lines and systems.

36.  MISCELLANEOUS.

     36.1. ACCORD AND SATISFACTION; ALLOCATION OF PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

     36.2. ADDENDA. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

     36.3. CAPTIONS AND SECTION NUMBERS. The captions appearing in the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Section numbers refer to Sections in this Lease.

     36.4. CHANGES REQUESTED BY LENDER. Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as such changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such change or amendment is requested.

     36.5. CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the Laws of the State.

     36.6. CONSENT. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages, by reason of any refusal, withholding or delay by Landlord of any consent, approval or statement of satisfaction, and, in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, approval or statement of satisfaction.

     36.7. AUTHORITY. If Tenant is not an individual signing on his or her own behalf, then each individual signing this Lease on behalf of the business entity that constitutes Tenant represents and warrants that the individual is duly authorized to execute and deliver this Lease on behalf of the business entity, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors, if Tenant is a corporation, or other memorandum of resolution if Tenant is a limited partnership, general partnership or limited liability entity, authorizing such execution.

     36.8. WAIVER OF RIGHT TO JURY TRIAL. Landlord and Tenant hereby waive their respective rights to a trial by jury of any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and/or Tenant's Use or occupancy of the Premises, Building or Project (including any claim of injury or damage or the enforcement of any remedy under any current or future laws, statutes, regulations, codes or ordinances).

     36.9. COUNTERPARTS. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

     36.10. EXECUTION OF LEASE; NO OPTION. The submission of this Lease to Tenant shall be for examination purposes only and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord, notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

     36.11. FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects. Notwithstanding anything in this section of 36.11 to the contrary, Tenant shall only be required to provide financial statements to Landlord if (i) Tenant is in default under the Lease, or
(ii) such financial statements are requested by a prospective lender or purchaser of the Project or Building.

     36.12. FURTHER ASSURANCES. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease,

     36.13. PRIOR AGREEMENTS; AMENDMENTS. This Lease and the schedules and addenda attached, if any, form a part of this Lease together with the rules and regulations set forth on Exhibit "E" attached hereto, and set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements, and understandings (Representations) between Landlord and Tenant concerning the Premises and the Building and Project, and there are no Representations, either oral or written, between them other than those in this Lease.

This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, representations, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant acknowledges that it has not been induced to enter into this Lease by any Representations not set forth in this Lease, and that it has not relied on any such Representations. Tenant further acknowledges that no such Representations shall be used in the interpretation or construction of this Lease, and that Landlord shall have no liability for any consequences arising as a result of any such Representations.

Except as otherwise provided herein, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless it is in writing and signed by each party.

     36.14. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes.

     36.15. SEVERABILITY. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

     36.16. SUCCESSORS AND ASSIGNS. This Lease shall apply to and bind the heirs, personal representatives, and successors and assigns of the parties.

     36.17. TIME OF THE ESSENCE. Time is of the essence of this Lease,

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first set forth on Page 1.

LANDLORD:

GLENBOROUGH FUND V, LIMITED PARTNERSHIP, a Delaware limited partnership

By:  GRTV, Inc.
     a Delaware corporation
     Its General Partner

     By: /s/ illegible signature
         -----------------------------------
         Its: Sr. Vice President
              ------------------------------
              Commercial Property Management

TENANT:

Redstone Communications, Inc.
--------------------------------------------
a Delaware Corporation
  ------------------------------------------

By:  /s/ James A. Dolce, Jr.
     ---------------------------------------
     Its President
     ---------------------------------------

By:
     ---------------------------------------
     Its
     ---------------------------------------

                            ADDENDUM TO LEASE BETWEEN
                    GLENBOROUGH FUND V, LIMITED PARTNERSHIP,
                a Delaware limited partnership ("Landlord"), and
                         REDSTONE COMMUNICATIONS, INC.,
                        a Delaware corporation ("Tenant")

                             DATED February 17, 1999

37.  TENANT IMPROVEMENTS

Section 37. adds to and amends the Lease as follows:

     a. Landlord shall construct Tenant Improvements to the Premises in accordance with Exhibit D attached hereto and made a part hereof.

     b. Landlord shall contribute a total maximum amount of $80,184.00 ("Tenant Improvement Allowance") toward the cost of constructing such Tenant Improvements. Landlord shall pay the Tenant Improvement Allowance directly to any contractors and/or subcontractors performing the Tenant Improvements in the Premises on behalf of Landlord.

     c. If the actual cost of completing the Tenant Improvements is less than the Tenant Improvement Allowance, then Landlord shall retain the difference and no credit shall be due Tenant.

     d. If the cost of completing the Tenant Improvements exceeds the Tenant Improvement Allowance, any such excess shall be Tenant's responsibility and Tenant shall reimburse Landlord (as "Additional Rent") within twenty (20) days after Tenant's receipt of Landlord's invoice.

38.  ASSIGNMENT AND SUBLETTING

Section 38. adds to and amends the Lease as follows:

     Notwithstanding any provision of this Lease to the contrary, provided the Tenant's Use does not change, Tenant may assign this Lease or sublet any portion or all of the Premises without Landlord's consent to: (i) to Tenant's wholly-owned subsidiary, (ii) Tenant's parent corporation, (iii) the surviving entity if Tenant merges or consolidates, provided that the surviving entity has a net worth at least equal to that of Tenant prior to the merger or consolidation, or (iv) an entity which acquires substantially all of the stock or assets of Tenant as a going concern, provided that such entity has a net worth at least equal to Tenant's prior to the acquisition. In the event of such an assignment or sublease, Tenant shall provide Landlord prior written notice of the transfer, which notice shall include the name of the assignee or sublessee, the anticipated date of the assignment or sublease, and the forwarding address of the assignor or sublessor, if applicable. Nothing contained herein shall relieve Tenant of its obligations under the Lease.

39.  ESTOPPEL CERTIFICATES

Section 39. adds to and amends the Lease as follows:

     Notwithstanding anything to the contrary herein, within ten (10) business days after written request from Tenant, Landlord shall execute and deliver to Tenant in form reasonably acceptable to Landlord, a written statement certifying, among other things, (a) that this Lease is unmodified and in full force and effect, or that it is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which the Base Rent and Additional Rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Tenant is not in default hereunder or, if Tenant is claimed to be in default, stating the nature of any claimed default.

     Landlord's failure to execute and deliver such statement within the time required shall at Tenant's election be a default under this Lease and shall also be conclusive upon Landlord that: (a) this Lease is in full force and effect and has not been modified except as represented by Landlord; (b) there are no uncured defaults in Tenant's performance and that Landlord has no right of offset, counter-claim or deduction against Rent and (c) not more than one month's Rent has been paid in advance.

40.  DAMAGE AND DESTRUCTION

This Section 40. adds to and amends Section 16.2. of the Lease as follows:

     Notwithstanding anything in Section 16.2. of the Lease to the contrary, in the event that Landlord determines that repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed under applicable laws and regulations within three hundred sixty (360) days of the date a permit for such construction is issued by the governing authority, then Tenant may elect, upon Notice to Landlord given within thirty (30) days after the date of such fire or other casualty, to terminate the Lease. Such termination shall be effective as of the date of damage or destruction.

41.  ALTERATIONS AND ADDITIONS

This Section 41. adds to and amends Section 12. of the Lease as follows:

Landlord hereby agrees, at the time Tenant requests to make any alterations or additions to the Premises, to inform the Tenant as to whether or not Tenant will have to remove such alterations or additions at the expiration or earlier termination of the Lease Term. As such, Tenant will submit to Landlord, together with its request to perform such alterations or additions, a letter requesting Landlord's reply as to whether or not such alterations or additions will need to be removed. Landlord shall provide Tenant its answer together with its approval or denial of Tenant's request to perform such alterations or additions. In the event that Landlord fails to reply to Tenant, it shall be deemed necessary for Tenant to remove the requested alterations or additions at the expiration or earlier termination of the Lease Term.

     IN WITNESS WHEREOF, the parties have executed this Addendum to Lease as of the date first above written. LANDLORD:

LANDLORD:

GLENBOROUGH FUND V, Limited Partnership, a Delaware limited partnership

By:  GRTV, Inc.
     a Delaware corporation
     Its General Partner

     By: /s/ illegible signature
         -----------------------------------
         Its: Sr. Vice President
              ------------------------------
              Commercial Property Management

TENANT:

RED STONE COMMUNICATIONS, INC.
--------------------------------------------
a Delaware Corporation
  ------------------------------------------

By:  /s/ James A. Dolce, Jr.
     ---------------------------------------
     Its President
     ---------------------------------------

By:
     ---------------------------------------
     Its
     ---------------------------------------

                                    EXHIBIT A

                             Redstone Communications
                        Lease dated February 17th, 1999

                               [FIRST FLOOR PLAN]

                                    EXHIBIT B

                             Redstone Communications
                         Lease dated February 17, 1999

                                  [FLOOR PLAN]

                                    EXHIBIT C
                      BUILDING STANDARD TENANT IMPROVEMENTS
                             Redstone Communications
                         Lease dated February 17, 1999



1.   PARTITIONS

     Ceiling height partitions consisting of 3 5/8" 20-gauge metal studs at 16" O.C. with 5/8" gypsum board each side, taped and sanded to receive paint.
     Maximum: One (1) lineal foot per 16 square feet of area.

2.   DOORS AND FRAMES

     Tenant entry door shall be solid core with lockset and door closer. Tenant is allowed one (1) entry door per suite up to 15,000 square feet of area, and an additional entry door is allowed for suites greater than 15,000 square feet.

     Tenant is allowed one (1) interior passage door for every 300 square feet of area. All interior passage doors to be given standard latchset hardware, and shall be 1 3/4" solid core oak veneer door 7'0" x 3'0" with metal welded frame.

3.   CEILING

     Suspended Building Standard 24" x 24" grid configuration with Armstrong 705 acoustical lay-in panels will be used throughout the premises.

4.   LIGHTING

     24" x 48" Building Standard four (4) tube 40 watt recessed fluorescent fixtures with lenses. One (1) fixture per 80 square feet of area.

     Any alterations or additions to said existing Building Standard pattern required to accommodate Tenant Improvements shall be at Tenant's sole expense.

     Elevator lobbies and common toilet facilities will have lighting selected by Landlord.

5.   LIGHT SWITCHES

     One (1) Building Standard single pole wall mounted light switch per 300 square feet of area.

6.   ELECTRICAL OUTLETS

     One (1) Building Standard 120V Duplex electrical wall mounted outlet for each 175 square feet of area. Each outlet is 120 volts and is circuited with similar outlets on a 20 amp circuit.

7.   LIGHTED EXIT LIGHTS

     Building Standard exit signs are provided in the Premises to meet any requirements by code.

8.   FLOOR COVERING AND BASE

     Carpeting in elevator lobbies and common corridors on all multiple-tenancy office floors in color and type as selected by Landlord; carpeting within office space as required and selected by Tenant from Building Standard selection of 28oz. loop carpeting.

     Maximum: Two Hundred (200) lineal feet of base per twelve hundred (1200) square feet of space.

9.   PAINT

     All wall surfaces except doors finished with one (1) coat primer sealer and one (1) coat flat latex paint in colors to be selected by Tenant from Building Standard selection, with not more than one (1) color to be in premises.

10.  WINDOW COVERING

     Building Standard vertical blinds on all exterior windows. No deletions or substitutions allowed.

11.  HVAC

     A complete year-round HVAC system engineered to handle normal office usage, with ducted supply air through ceiling diffusers, zoned and located in existing Building Standard pattern. Return air through exhaust vents. Any alterations or additions to said system required to accommodate Tenant Improvements shall be at Tenant's sole expense and must be done by Landlord-Approved Contractor.

12.  TENANT SIGNAGE

     One (1) Building Standard tenant identification sign at Tenant's entry door and inclusion in building lobby directory.

                                    EXHIBIT D
                             Redstone Communications
                          Lease Dated February 17, 1999

To be determined.